                                                                      EXHIBIT 10

                       NAVISTAR INTERNATIONAL CORPORATION
                          AND CONSOLIDATED SUBSIDIARIES
                        ---------------------------------
                               MATERIAL CONTRACTS

     The  following  documents  of Navistar  International  Corporation  and its affiliate Navistar Financial Corporation are incorporated herein by reference.

     10.24  Servicing   Agreement   dated   as   of  October 16,  2000,  between
            Navistar Financial Corporation,   as Servicer,  and Navistar Leasing
            Corporation,  Harco Leasing Company,  Inc.,  Truck Retail Instalment
            Paper Corp,  The Bank of New York as Collateral Agent,  and Bank One
            National Association, as Portfolio Trustee.   Filed as Exhibit 10.01
            to  Navistar Financial Corporation's Form 10-Q dated March 15, 2001.
            Commission File No. 1-4146-1.

     10.25  Indenture  Agreement  dated as of  October 16,  2000,  between  Truck
            Retail Instalment Paper Corp.,  as Issuer,  and The Bank of New York,
            as  Indenture  Trustee.    Filed   as   Exhibit  10.03  to  Navistar
            Financial Corporation's Form 10-Q dated March 15,  2001.  Commission
            File No. 1-4146-1.

     10.26  Series 2000-1   Supplement   dated   as of October 16,  2000,  to the
            Indenture also dated October 16, 2000 between Truck Retail Instalment
            Paper Corp.,  as Issuer,  and  The Bank of  New York,   as  Indenture
            Trustee.   Filed   as   Exhibit    10.04   to   Navistar   Financial
            Corporation's Form 10-Q dated March 15,  2001.   Commission File No.
            1-4146-1.

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